UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                   Form 8-K/A
                                (Amendment No. 1)




                                 CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 1999


                              RIVERSIDE GROUP, INC.
             (Exact name of registrant as specified in its charter)



                            Florida 0-9209 59-1144172
               (State of other (Commission File No.) (IRS Employer
                         jurisdiction of Identification
                             incorporation) number)





                7800 Belfort Parkway, Jacksonville, Florida 32256
               (Address of principal executive offices) (Zip Code)


                                  904-281-2200
              (Registrant's telephone number, including area code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         For information concerning the disposition by the Company of a majority equity interest in Buildscape, see "Item 5. Other Events."

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (B)  PRO FORMA FINANCIAL INFORMATION.

         As a result of a reduction in the registrant's ownership of Buildscape, Inc. ("Buildscape"), to a level below 50%, effective with the registrant's financial statements for the period ended December 31, 1999, the registrant will account for its investment in Buildscape on the equity method. From January 1998 through the period ended September 30, 1999, the financial statements of the registrant included those of Buildscape on a consolidated basis.

      The following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company are based on the Company's Condensed Consolidated Financial Statements contained in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999, adjusted to give effect to the transaction reported in Item 5 of this Report (the "Transaction").

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1999 presents the effects of the Transaction as though the Transaction had been completed on September 30, 1999. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for 1998 and the nine months ended September 30, 1999 present the effects of the Transaction as though the Transaction had been completed on January 1, 1998.

         THE INFORMATION CONTAINED IN THE PROFORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE RELIED UPON EXCEPT IN CONJUNCTION WITH THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF THE REGISTRANT AND NOTES THERETO AND "MANAGEMENT'S OPERATION" THAT WILL BE CONTAINED IN THE REGISTRANT'S ANNUAL DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF REPORT FOR THE PERIOD ENDED DECEMBER 31, 1999, WHICH WILL BE FILED BY THE REGISTRANT WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 31, 2000.

         IN ADDITION, THE INFORMATION CONTAINED IN THE PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE REGISTRANT'S CONSOLIDATED FINANCIAL POSITION OR RESULTS OF OPERATIONS HAD THE ABOVE-DESCRIBED TRANSACTION BEEN CONSUMMATED ON THE DATES ASSUMED.

Riverside Group, Inc. and Subsidiaries
Proforma  Condensed Consolidated Balance Sheet
(unaudited)
(in thousands)



                                                                  September 30,     Proforma          Proforma
                                                                      1999       Adjustments(1)   Adjustments(2)      Proforma
                                                                  -------------  --------------   --------------   --------------
                                        ASSETS
Current assets:
     Cash and cash equivalents                                    $      1,040     $        (48)    $        --     $         992
     Accounts receivable                                                   253              (54)             --               199
     Notes receivable                                                       30                               --                30
     Inventory                                                             124             (123)             --                 1
     Prepaid expenses                                                       91              (70)             --                21
                                                                  -------------    -------------    -------------    -------------
         Total current assets                                            1,538             (295)             --             1,243

Investment in Wickes Inc.                                               15,502               --              --            15,502
Investment in Buildscape Inc.                                              --                --            (947)             (947)
Investment in real estate                                                9,591               --              --             9,591
Property, plant and equipment, net                                         509             (169)             --               340
Other assets                                                               368              (62)             --               306
                                                                  -------------    -------------    --------------    ------------
         Total assets                                             $     27,508     $       (526)    $       (947)     $    26,035
                                                                  ============     ==============   ==============    ============
                     LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities:
     Current maturities of long-term debt                         $     15,505     $       (350)    $     (3,000)     $     12,155
     Accounts payable                                                      928             (644)              --               284
     Accrued liabilities                                                 2,447             (668)              --             1,779
     Deferred revenue                                                       36              (31)              --                 5
                                                                  -------------    -------------    -------------      ------------
       Total current liabilities                                        18,916           (1,693)          (3,000)           14,223

Long-term debt                                                             201               --               --               201
Mortgage debt                                                           11,345               --               --            11,345
Net liabilities of discontinued operations                                  21               --               --                21
Other long-term liabilities                                                 84               --               --                84
                                                                  -------------    -------------    -------------      ------------
        Total liabilities                                               30,567           (1,693)          (3,000)           25,874


Common stockholders' equity :
     Common stock, $.10 par value; 20,000,000 shares authorized;           529               --              (5)               524
      4,767,123 issued and outstanding  in 1999
        and  5,287,123 in 1998
     Additional paid in capital                                         16,838           (8,449)          8,032             16,421
     Retained earnings (deficit)                                       (20,426)           9,616          (5,974)           (16,784)
                                                                 --------------    -------------    ------------       ------------
     Total common stockholders' equity                                  (3,059)           1,167           2,053                161



                                                                 --------------    -------------    ------------       ------------
     Total liabilities and common stockholders' equity           $      27,508     $       (526)    $      (947)       $     26,035
                                                                 ==============    =============    ============       ============



Condensed Consolidated Proforma Income Statement
(unaudited)
(in thousands except per share amounts)





                                                                           Year Ending
                                                                           December 31,         Proforma
                                                                               1998           Adjustments(4)        Proforma

                                                                          --------------     --------------      --------------

Revenues:
     Sales and service revenues                                           $      667,704     $         (30)      $     667,674
     Net investment income (loss)                                                    (32)               --                 (32)
     Net realized investment gains (losses)                                         (499)               --                (499)
     Other operating income                                                        5,591                --               5,591
                                                                          ---------------    --------------      --------------
                                                                                 672,764               (30)            672,734
Costs and expenses:
     Cost of sales                                                               509,262               (14)            509,248
     Provision for doubtful accounts                                               1,904                --               1,904
     Depreciation, goodwill and trademark amortization                             4,426               (53)              4,373
     Restructuring and unusual items                                               5,932                --               5,932
     Selling, general and administrative expenses                                141,284            (4,552)            136,732
     Interest expense                                                             19,264               (85)             19,179
                                                                          ---------------    --------------      --------------
                                                                                 682,072            (4,704)            677,368

Earnings (loss) before income taxes, equity in related parties,
     and minority interest:                                                       (9,308)            4,674              (4,634)

     Current income tax expense                                                      726                --                 726
     Deferred income tax expense (benefit)                                         3,002                --               3,002
     Equity in earnings(losses) of Wickes, Inc.                                     (208)               --                (208)
     Minority interest, net of income taxes                                         (521)               --                (521)
                                                                          ---------------    --------------      --------------
        Net earnings (losses)                                             $      (12,307)    $       4,674       $      (7,633)
                                                                          ===============    ==============      ==============


Basic and diluted earnings (losses) per common share:
     Earnings/(losses)  from continuing operations                        $        (2.36)                        $       (1.46)

     Weighted average number of common shares
     used in computing earnings per share                                      5,213,186                             5,213,186




Riverside Group, Inc. and Subsidiaries
Condensed Consolidated Proforma Income Statement
(unaudited)
(in thousands except per share amounts)





                                                                                Nine
                                                                            Months Ending
                                                                            September 30,       Proforma
                                                                                1999          Adjustments(3)        Proform
                                                                          ---------------    ---------------     --------------

Revenues:
     Sales and service revenues                                           $       1,269       $       (386)      $       883
     Net investment income (loss)                                                   (19)                --               (19)
     Net realized investment gains                                                   18                 --                18
     Other operating income                                                          44                 --                44
                                                                          --------------     --------------      ------------
                                                                                  1,312               (386)              926
Costs and expenses:
     Cost of sales                                                                  454               (314)              140
     Provision for doubtful accounts                                                124                 --               124
     Depreciation, goodwill and trademark amortization                              299               (129)              170
     Selling, general and administrative expenses                                 5,561             (4,013)            1,548
     Interest expense                                                             1,994               (162)            1,832
                                                                            ------------     --------------      ------------
                                                                                  8,432             (4,618)            3,814

Earnings (loss) before income taxes, equity in related parties,
     and minority interest:                                                      (7,120)             4,232            (2,888)

     Equity in earnings of Wickes, Inc.                                          (1,693)                --            (1,693)

                                                                          --------------     --------------      ------------
        Net earnings (losses)                                             $      (5,427)     $       4,232       $    (1,195)
                                                                          ==============     ==============      ============


Basic and diluted earnings (losses) per common share:
     Earnings/(losses)  from continuing operations                       $        (1.04)                         $     (0.23)

     Weighted average number of common shares
     used in computing earnings per share                                     5,213,186                            5,213,186



                                    Notes to
                               Proforma Unaudited
                      Condensed Consolidated Balance Sheet




(1) Includes the deconsolidated of the accounts of Buildscape at September 30, 1999.

(2)      Includes  the  sale  of  common   shares  of   Buildscape   to  Imagine
         Investments, Inc. on October 21, 1999.

(3)       Includes the accounts of Buildscape at September 30, 1999.

(4)       Includes the accounts of Buildscape at December 31, 1998.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  RIVERSIDE GROUP, INC.


                                                   By:  /s/ Catherine J. Gray
                                                   --------------------------
                                                   Catherine J. Gray
                                                   Senior Vice President

Date:  November 19, 1999